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                                                                  Exhibit 10.8c

                                                                  EXECUTION COPY



                           AMENDMENT NUMBER 3 TO THE
                                CREDIT AGREEMENT

                         Dated as of December 19, 1996



            This AMENDMENT NUMBER 3 (the "Amendment") among The Geon Company, a Delaware corporation (the "Borrower"), the banks, financial institutions and institutional lenders parties to the Credit Agreement referred to below (the "Lenders"), and Citibank, N.A. ("Citibank"), as administrative agent (the "Administrative Agent") for the Lenders, and NationsBank, N.A., as co-agent (the "Co-Agent") thereunder.

            PRELIMINARY STATEMENTS:

            (1) The Borrower, the Lenders, the Administrative Agent and the Co-Agent have entered into a Credit Agreement dated as of August 16, 1994, and the amendments thereto dated as of December 8, 1994, and November 9, 1995, respectively (such Credit Agreement, as so amended and as otherwise supplemented or modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

            (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) The definition of "Applicable Margin" in Section 1.01 is amended by deleting the table in clause (ii) thereof and substituting therefor the following:
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
                                                           Applicable
Public Debt Rating                                             for
   S&P/Moody's/                                          Eurodollar Rate
  Duff & Phelps                 Usage                        Advances
------------------------------------------------------------------------
Level 1                      less than or equal to 50%         0.150%
A-/A3/A- or above            greater than 50%                  0.200%

Level 2                      less than or equal to 50%         0.175%
BBB+/Baa1/BBB+               greater than 50%                  0.225%

Level 3                      less than or equal to 50%         0.225%
BBB/Baa2/BBB                 greater than 50%                  0.300%

Level 4                      less than or equal to 50%         0.2175%
BBB-/Baa3/BBB-               greater than 50%                  0.2875%

Level 5                      less than or equal to 50%         0.375%
BB+/Ba1/BB+                  greater than 50%                  0.500%

Level 6                      less than or equal to 50%         0.625%
BB/Ba2/BB                    greater than 50%                  0.750%



            (b) The definition of "LaPorte Financing" in Section 1.01 is amended in full to read as follows:

                  "'LaPorte Financing' means, collectively, the transactions contemplated by (i) the Amended and Restated Participation Agreement dated as of December 19, 1996 (the "Participation Agreement") among the Borrower, 1994 VCM Inc., State Street Bank and Trust Company of Connecticut, National Association, as trustee, the financial institutions parties thereto and Citibank, N.A., as agent, and (ii) the other Operative Documents (as defined in the Participation Agreement)."

            (c) The definition of "Termination Date" in Section 1.01 is amended by deleting the date "August 16, 1999" and substituting therefor the date "December 19, 2001".

            SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before December 19, 1996, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lenders have executed this
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Amendment and (b) a certificate signed by a duly authorized officer of the
Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of receipt thereof by the Administrative Agent, stating that:

                  (i) The representations and warranties contained in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                  (ii) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

            SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

            (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment.

            (b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws, (ii) law or any contractual restriction binding on or affecting the Borrower.

            (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment or the Credit Agreement, as amended hereby.

            (d) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

            (e) To the best of the Borrower's knowledge, there is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation as described on
      Schedule 3.01(b) of the Credit Agreement and as described on Schedule A hereto (collectively, the "Current Litigation")) or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any Note or the consummation of the transactions contemplated hereby, and there has been no adverse change in the status, or financial effect on the Borrower or any of its Subsidiaries, of the Current Litigation from that described on Schedule 3.01(b) of the Credit Agreement and on Schedule A hereto.
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            SECTION 4. Reference to and Effect on the Credit Agreement and
Notes. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        THE GEON COMPANY


                                        By
                                          -----------------------------
                                          Title: Assistant Treasurer


                                        CITIBANK, N.A.
                                         as Administrative Agent and as Lender


                                        By
                                          -----------------------------
                                          Title: ATTORNEY-IN-FACT
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                                        NATIONSBANK, N.A.,
                                         as Co-Agent and as Lender

                                        By
                                          -----------------------------
                                          Title: VP


                                        BANK OF MONTREAL


                                        By
                                          -----------------------------
                                          Title:


                                        THE BANK OF NEW YORK


                                        By
                                          -----------------------------
                                          Title: Vice President

                                        CANADIAN IMPERIAL BANK OF
                                         COMMERCE

                                        By
                                          -----------------------------
                                          Title: Authorized Signatory


                                        MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                        By
                                          -----------------------------
                                          Title: Vice President


                                        NBD BANK, N.A.


                                        By
                                          -----------------------------
                                          Title: First Vice President
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                                        NATIONAL CITY BANK


                                        By
                                          ---------------------------------
                                          Title: V.P. & Sr. Lending Officer